                                                                   EXHIBIT 10.21

                                    AMENDMENT


         AMENDMENT, dated as of February 23, 1999 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of September 4, 1998 (the "CREDIT AGREEMENT"), among (i) BOSTON SCIENTIFIC CORPORATION, a Delaware corporation (the "BORROWER"), (ii) the several banks and other financial institutions from time to time parties thereto (the "LENDERS"), (iii) ABN AMRO BANK N.V., a Dutch banking corporation, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, and BARCLAYS BANK PLC, a banking corporation organized under the laws of England, as Syndication Agents (each in such capacity, a "SYNDICATION AGENT", and collectively, the "SYNDICATION AGENTS"), (iv) CHASE SECURITIES INC., as Arranger (in such capacity, the "ARRANGER") and as Book Manager (in such capacity, the "BOOK MANAGER") and (v) THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders hereunder (in such capacity, the "ADMINISTRATIVE AGENT").


                              W I T N E S S E T H:


         WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain extensions of credit to the Borrower; and

         WHEREAS, the Borrower and Lenders have agreed that certain provisions of the Credit Agreement will be amended in the manner provided for in this Amendment;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

I. DEFINED TERMS. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

II.               AMENDMENTS TO CREDIT AGREEMENT.

         1. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "APPLICABLE MARGIN", "EXCESS UTILIZATION DAY", "FACILITY FEE RATE", "RATING CATEGORY," "RATING I, RATING II, RATING III, RATING IV AND RATING V", and "UTILIZATION FEE RATE", and replacing such definitions with those listed in Annex A attached hereto.

         2. Subsection 8.1 of the Credit Agreement is hereby amended by deleting therefrom clause (ii) (y)(1) and substituting in lieu thereof the following clause:

         "(y)(1) December 31, 1999 and"

         3. Subsection 12.6 of the Credit Agreement is hereby amended by adding thereto a new clause (h), attached hereto as Annex B.

III. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on the date (the "AMENDMENT EFFECTIVE DATE") on which the Borrower, the Administrative Agent and the Majority Lenders shall have executed and delivered to the Administrative Agent this Amendment.

IV.               GENERAL.

1. REPRESENTATION AND WARRANTIES. To induce the Administrative Agent and the Lenders parties hereto to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and all of the Lenders as of the Amendment Effective Date that:

(a)               CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS.

(1) The Borrower has the corporate power and authority, and the legal right, to make, deliver this Amendment and to perform the Loan Documents, as amended by this Amendment, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment and the performance of the Loan Documents, as so amended.

(2) No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution and delivery of this Amendment or with the performance, validity or enforceability of the Loan Documents, as amended by this Amendment.

(3) This Amendment has been duly executed and delivered on behalf of the Borrower.

(4) This Amendment and each Loan Document, as amended by this Amendment, constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(b) REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Borrower in the Loan Documents (other than in Section 5.2 and 5.6 of the Credit Agreement) are true and correct in all material respects on and as of the Amendment Effective Date, after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date, except as otherwise disclosed in the most recent filings by the Borrower with the Securities and Exchange Commission.

2. PAYMENT OF EXPENSES. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

3. NO OTHER AMENDMENTS; CONFIRMATION. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

4. GOVERNING LAW; COUNTERPARTS. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

(b) This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

BOSTON SCIENTIFIC CORPORATION


By:
    ----------------------------------------------------
    Name:
    Title:


THE CHASE MANHATTAN BANK,
  as Administrative Agent and as a Lender


By:
    ----------------------------------------------------
    Name:
    Title:


ABN AMRO BANK N.V.


By:
    ----------------------------------------------------
    Name:
    Title:


By:
    ----------------------------------------------------
    Name:
    Title:

BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION



By:
    ----------------------------------------------------
    Name:
    Title:

BARCLAYS BANK PLC



By:
    ----------------------------------------------------
    Name:
    Title:


ALLIED IRISH BANKS, P.L.C.


By:
    ----------------------------------------------------
    Name:
    Title:


BANCA COMMERCIALE ITALIANA,
NEW YORK BRANCH


By:
    ----------------------------------------------------
    Name:
    Title:


By:
    ----------------------------------------------------
    Name:
    Title:

BANCA MONTE DEI PASCHI DI SIENA S.P.A.


By:
    ----------------------------------------------------
    Name:
    Title:


BANK BOSTON, N.A.


By:
    ----------------------------------------------------
    Name:
    Title:


BANK OF IRELAND


By:
    ----------------------------------------------------
    Name:
    Title:


BANK OF NEW YORK


By:
    ----------------------------------------------------
    Name:
    Title:


THE BANK OF NOVA SCOTIA


By:
    ----------------------------------------------------
    Name:
    Title:


BANK OF TOKYO-MITSUBISHI TRUST CO.


By:
    ----------------------------------------------------
    Name:
    Title:

BANKERS TRUST


By:
    ----------------------------------------------------
    Name:
    Title:


BANQUE NATIONALE DE PARIS


By:
    ----------------------------------------------------
    Name:
    Title:

By:
    ----------------------------------------------------
    Name:
    Title:


COMMERZBANK A.G.


By:
    ----------------------------------------------------
    Name:
    Title:


By:
    ----------------------------------------------------
    Name:
    Title:


CORESTATES BANK, N.A.


By:
    ----------------------------------------------------
    Name:
    Title:


THE DAI-ICHI KANGYO BANK, LIMITED


By:
    ----------------------------------------------------
    Name:
    Title:

THE FIRST NATIONAL BANK OF CHICAGO


By:
    ----------------------------------------------------
    Name:
    Title:


FLEET NATIONAL BANK


By:
    ----------------------------------------------------
    Name:
    Title:


THE FUJI BANK, LIMITED


By:
    ----------------------------------------------------
    Name:
    Title:


MELLON BANK, N.A.


By:
    ----------------------------------------------------
    Name:
    Title:


MORGAN GUARANTY TRUST COMPANY OF NEW YORK


By:
    ----------------------------------------------------
    Name:
    Title:


NATIONSBANK, N.A.


By:
    ----------------------------------------------------
    Name:
    Title:

THE SANWA BANK, LIMITED


By:
    ----------------------------------------------------
    Name:
    Title:


SVENSKA HANDELSBANKEN


By:
    ----------------------------------------------------
    Name:
    Title:


By:
    ----------------------------------------------------
    Name:
    Title:


TORONTO DOMINION (TEXAS), INC.


By:
    ----------------------------------------------------
    Name:
    Title:


UBS AG, NEW YORK BRANCH


By:
    ----------------------------------------------------
    Name:
    Title:

By:
    ----------------------------------------------------
    Name:
    Title:

U.S. BANK, N.A.


By:
    ----------------------------------------------------
    Name:
    Title:

                                                                         ANNEX A
                                                                 to Amendment to
                                the Second Amended and Restated Credit Agreement



         "APPLICABLE MARGIN": with respect to each day for each Type of Loan, the rate per annum (bps) based on the Ratings in effect on such day, as set forth under the relevant column heading below:

                                   EURODOLLAR LOANS
         RATING                    /MULTICURRENCY LOANS         ABR LOANS

         Rating I                      22.0                           0
         Rating II                     25.0                           0
         Rating III                    27.5                           0
         Rating IV                     50.0                           0
         Rating V                      57.5                           0
         Rating VI                     75.0                           0


         "EXCESS UTILIZATION DAY": any day on which (i) the sum of the Aggregate Total Outstandings of all Lenders, PLUS the Aggregate Total Outstandings of all Lenders under (and as defined in) the 364-Day Agreement, exceeds, (ii) (a) with respect to Ratings Category III and above, 50% of the aggregate amount of the Revolving Credit Commitments hereunder and the Revolving Credit Commitments under (and as defined in) the 364-Day Agreement (or, in each case, with respect to any day after termination of such Revolving Credit Commitments, 50% of the aggregate amount of such Revolving Credit Commitments in effect on the date immediately prior to the date on which such Revolving Credit Commitments terminated) and (b) with respect to Ratings Category IV and below, 25% of the aggregate amount of the Revolving Credit Commitments hereunder and the Revolving Credit Commitments under (and as defined in) the 364-Day Agreement (or, in each case, with respect to any day after termination of such Revolving Credit Commitments, 25% of the aggregate amount of such Revolving Credit Commitments in effect on the date immediately prior to the date on which such Revolving Credit Commitments terminated).

         "FACILITY FEE RATE": for each day during each calculation period, the rate per annum (bps) based on the Ratings in effect on such day, as set forth below:

                                            FACILITY
         RATING                             FEE RATE
         ------                             ---------
         Rating I                             8.0
         Rating II                           10.0
         Rating III                          12.5
         Rating IV                           12.5
         Rating V                            17.5
         Rating VI                           25.0

         "RATING CATEGORY": each of Rating I, Rating II, Rating III, Rating IV, Rating V and Rating VI.

         "RATING I, RATING II, RATING III, RATING IV, RATING V AND RATING IV": the respective Ratings set forth below:

          RATING
         CATEGORY                    S&P                       MOODY'S

         Rating I               greater than or            greater than or
                                equal to A-                equal to A3

         Rating II              lower than A-              lower than A3
                                and greater than           and greater than or
                                or equal to BBB+           equal to Baa1

         Rating III             lower than BBB+            lower than Baa1
                                and greater than           and greater than or
                                or equal to BBB            equal to Baa2
                                            (A2/P2, or higher)

         Rating IV              lower than BBB+            lower than Baa1
                                and greater than           and greater than or
                                or equal to BBB            equal to Baa2
                                        (A3/P2 or A2/P3, or lower)

         Rating V               lower than BBB             lower than Baa2
                                and greater than           and greater than or
                                or equal to BBB-           equal to Baa3

         Rating VI              lower than or equal        lower than or equal
                                to BB+                     to  Ba1


; PROVIDED, that (i) if on any day the Ratings of the Rating Agencies do not fall in the same Rating Category, and the lower of such Ratings (i.e., the Rating Category designated by a numerically higher Roman numeral) is one Rating Category lower than the higher of such Ratings, then the Rating Category of the higher of such Ratings shall be applicable for such day, (ii) if on any day the Ratings of the Rating Agencies do not fall in the same Rating Category, and the lower of such Ratings is more than one Rating Category lower than the higher of such Ratings, then the Rating Category next higher from that of the lower of such Ratings shall be applicable for such day, (iii) if on any day the Rating of only one of the Rating Agencies is available, then the Rating Category of such Rating shall be applicable for such day and (iv) if on any day a Rating is available from neither of the Rating Agencies, then Rating VI shall be applicable for such day. Any change in the applicable Rating Category resulting from a change in the Rating of a Rating Agency shall become effective on the date such change is publicly announced by such Rating Agency.

         "UTILIZATION FEE RATE": 10 bps per annum, for Rating Category III and above; 12.5 bps for Rating Category IV and below.

                                                                         ANNEX B
                                                                 to Amendment to
                                the Second Amended and Restated Credit Agreement


(h) Notwithstanding anything to the contrary contained herein, any Lender (a "GRANTING LENDER") may grant to a special purpose funding vehicle (an "SPC") of such Granting Lender, identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to Section 2.1 or 2.10, PROVIDED that (i) nothing herein shall constitute a commitment to make any Loan by any SPC and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall satisfy the obligation of the Granting Lenders to make Loans to the same extent, and as if, such Loan were made by the Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any payment under this Agreement for which a Lender would otherwise be liable, for so long as, and to the extent, the related Granting Lender makes such payment. In furtherance of the foregoing, each party hereto hereby agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of any SPC, it will not institute against or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section
12.6 any SPC may (i) with notice to, but without the prior written consent of, the Borrower or the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to its Granting Lender or to any financial institutions providing liquidity and/or credit facilities to or for the account of such SPC to fund the Loans made by such SPC or to support the securities (if any) issued by such SPC to fund such Loans and
(ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of a surety, guarantee or credit or liquidity enhancement to such SPC. In no event shall the Borrower be obligated to pay to an SPC that has made a Loan any greater amount than the Borrower would have been obligated to pay under this Agreement if the Granting Lender had made such Loan. Each Granting Lender shall indemnify and hold harmless the Borrower and its directors, officers, employees and agents from and against any and all losses, liabilities, claims, damages and expenses arising from or attributable to the making of a Loan by an SPC of such Granting Lender.